EXHIBIT 10.6

                      THIRD AMENDED AND RESTATED TERM NOTE

$14,000,000.00
                                                                  March 26, 2008

     FOR VALUE RECEIVED, the undersigned, ARIAD PHARMACEUTICALS, INC., a Delaware corporation, ARIAD CORPORATION, a Delaware corporation, and ARIAD GENE THERAPEUTICS, INC., a Delaware corporation (hereinafter sometimes referred to collectively as the "Borrowers and each singly as a Borrower"), HEREBY UNCONDITIONALLY PROMISES TO PAY TO THE ORDER OF RBS CITIZENS, NATIONAL ASSOCIATION, successor by merger to Citizens Bank of Massachusetts, a national banking association (the "Lender") at the office of the Lender, located at 28 State Street, Boston, Massachusetts 02109 (or such other place as the holder hereof may specify in writing), in lawful money of the United States of America and in immediately available funds, the principal amount of FOURTEEN MILLION AND 00/100 DOLLARS ($14,000,000.00) (the "Loan"). The Borrowers jointly and severally agree to pay the principal amount of the Loan in the amounts and on the dates specified in subsection 2.5 of the Credit Agreement dated March 12, 2003, as amended by Amendment No. 1 to Credit Agreement, dated December 31, 2003, as further amended by Amendment No. 2 to Credit Agreement, dated December 31, 2004, as further amended by Amendment No. 3 to Credit Agreement, of even date herewith (as the same may be further amended, modified, supplemented, extended or restated from time to time, the "Credit Agreement") by and between the Lender and the Borrowers. The Borrowers further agree to pay interest on the unpaid principal balance of the Loan from time to time outstanding from the Closing Date until paid, at the rates and at the times provided in the Credit Agreement.

     This Note is issued pursuant to the Credit Agreement, and the holder hereof is entitled to, and shall have, all of the benefits of the Credit Agreement, and all other agreements, instruments, guarantees and other documents executed and delivered in connection therewith and herewith. All capitalized terms not defined herein but defined in the Credit Agreement shall have the meanings given to such terms in the Credit Agreement.

     This Note is secured as provided in the Security Documents. Reference is hereby made to the Security Documents for a description of the properties and assets in which a security interest has been granted, the nature and extent of the security, the terms and conditions upon which the security interests were granted and the rights of the holder of this Note in respect thereof.

     Upon the occurrence and during the continuance of any one or more of the Events of Default, all amounts then remaining unpaid on this Note shall become, or may be declared to be, immediately due and payable, all as provided in the Credit Agreement.

     All parties now and hereafter liable with respect to this Note, whether maker, principal, surety, guarantor, endorser or otherwise, hereby waive presentment, demand, protest and all other notices of any kind.

     This Note shall be binding upon the Borrowers and their successors and assigns, and shall inure to the benefit of the Lender and its successors, assigns, endorsees and transferees.

     All of the obligations and liabilities of the Borrowers under the Note are joint and several.

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     EACH BORROWER AND THE LENDER HEREBY WAIVE THEIR RESPECTIVE RIGHTS TO A
TRIAL BY JURY OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF THIS NOTE, ANY OF THE OTHER FINANCING DOCUMENTS OR ANY OF THE TRANSACTIONS CONTEMPLATED HEREIN OR THEREIN, INCLUDING CONTRACT CLAIMS, TORT CLAIMS, BREACH OF DUTY CLAIMS AND ALL OTHER COMMON LAW OR STATUTORY CLAIMS.

     This Note and the other Financing Documents are executed and delivered under seal and shall be construed in accordance with and governed by the laws of The Commonwealth of Massachusetts, without giving effect to the conflict of law provisions thereof. Each Borrower submits itself to the non-exclusive jurisdiction of the Courts of The Commonwealth of Massachusetts for all purposes with respect to the Financing Documents and such Borrower's relationship with the Lender.

     This Third Amended and Restated Term Note replaces and supersedes an earlier note in the amount of $9,575,000.00 from the Borrowers to the Lender dated December 31, 2004.

     IN WITNESS WHEREOF, the undersigned has executed this Note under its seal as of the date first written above.

WITNESS TO ALL:                                 ARIAD PHARMACEUTICALS, INC.


                                                By: /s/ Edward M. Fitzgerald
                                                    ----------------------------
/s/ Barbara D. Matyskiel                            Name: Edward M. Fitzgerald
--------------------------                          Title: Senior Vice President
Name: Barbara D. Matyskiel                                 and Chief Financial
                                                           Officer


                                                ARIAD CORPORATION


                                                By: /s/ Edward M. Fitzgerald
                                                    ----------------------------
                                                    Name: Edward M. Fitzgerald
                                                    Title: Vice President and
                                                           Chief Financial
                                                           Officer

                                                ARIAD GENE THERAPEUTICS, INC.


                                                By: /s/ Harvey J. Berger
                                                    ---------------------------
                                                    Name: Harvey J. Berger, M.D.
                                                    Title: Chief Executive
                                                           Officer

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